                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       001-12522                  13-3714474
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)            Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY             12701
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    (Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the  Annual  Meeting  of  Stockholders  of  Empire  Resorts,  Inc.  (the
"COMPANY")  held on August 17, 2005,  the  Company's  stockholders  approved the adoption of the 2005 Equity Incentive Plan (the "PLAN").

     The Plan allows for the issuance of up to 3,500,000 shares of the Company's common stock.  The Plan is  administered  by the  compensation  committee of the board of directors of the Company,  which has broad  authority in  administering and  interpreting  the Plan.  The types of awards that may be granted  under the
Plan include  options  (both  incentive  stock  options and  nonqualified  stock options under Section 422 of the Internal  Revenue Code of 1986, as amended) and restricted stock awards.

     A summary of the material  terms of the Plan is contained in the  Company's definitive  proxy  statement on Schedule 14A, as filed with the  Securities  and
Exchange Commission on July 26, 2005, a copy of which summary is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference. Moreover, the full text of the Plan is attached hereto as EXHIBIT 10.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit No.    Exhibits
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          10.1        2005 Equity Incentive Plan.
          99.1        Summary of 2005 Equity Incentive Plan

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.

Dated: August 19, 2005                     By:  /s/ Ronald J. Radcliffe
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                                               Name: Ronald J. Radcliffe
                                               Title: Chief Financial Officer